SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report: (date of earliest event reported)
                                  May 15, 2007

                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




             Delaware                      0-15905               73-1268729
 (State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
  Incorporation or organization)                             Identification No.)


               801 Travis Street, Suite 2100, Houston, Texas 77002
                    (Address of principal executive offices)


                                 (713) 227-7660
                           (Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 15, 2007, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release reporting its financial results for the three month period ended March 31, 2007.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1 Blue Dolphin press release issued May 15, 2007.




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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   May 15, 2007

                                            BLUE DOLPHIN ENERGY COMPANY



                                            By:  /s/ GREGORY W. STARKS
                                            ---------------------------
                                            Gregory W. Starks
                                            Vice President, Treasurer, Secretary



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                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit

99.1              Blue Dolphin press release issued May 15, 2007.







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